                                                                    EXHIBIT 10.8

        RECORDING REQUESTED BY           Recorded in Official Records, County of
          ARTER & HADDEN              San Bernardino, Errol J. Mackzum, Recorder
                                                   634.00
AND WHEN RECORDED MAIL THIS DEED AND, UNLESS       Doc No.    19970424165
OTHERWISE SHOWN BELOW, MAIL TAX STATEMENT TO:        10:10 am    11/19/97

NAME           BILL FISHMAN, ESQ.
STREET
ADDRESS        1600 Broadway, Suite 2600
CITY, STATE &
ZIP CODE       Denver, CO 80202-4926

TITLE ORDER NO. __________ ESCROW NO.________
                      DOCUMENTARY TRANSFER TAX $   605.00
                        X computed on full value of property conveyed, or
QUITCLAIM DEED                  computed on full value
                            less liens and encumbrances
                            remaining at time of sale.
                            /s/ Bruce G. Holden, Esq.             Arter & Hadden
                      Signature of Declarant or Agent Determining Tax  Firm Name

                                   AURUM, LLC
--------------------------------------------------------------------------------
                              (NAME OF GRANTOR(S))
the undersigned grantor(s), for a valuable consideration, receipt of which is hereby acknowledged, do ___ hereby remise, release and forever quitclaim to
                                              Can-Cal Resources, Ltd.
                                              -----------------------
                                               (NAME OF GRANTEE(S))
the following described real property in the City of N/A , County of San Bernardino , State of CA :

Legally described in Exhibit A attached hereto and incorporated herein by reference.


Assessor's parcel No.      0552-0110-10
Executed on     November 4    ,   1997 , at     Irvine, California
            ------------------  -------      ----------------------------------
                                               (CITY AND STATE)

                                                   AURUM, LLC

STATE OF    California                          By Acquitaine Trust, Manager

COUNTY OF    Orange                             By:   /s/ John Edwards, Trustee
                                                    RIGHT THUMBPRINT (Optional)
                                                    Thumbprint on Document Here
On November 4, 1997 before me,
Deborah Kae Colsch personally appeared
John Edwards, Trustee proved me on the
basis of satisfactory evidence) to be
the person whose name is  subscribed
to the within instrument and acknowledged
to me that he executed the                         CAPACITY CLAIMED BY SIGNER(S)
same in his capacity, and that by his              __ INDIVIDUALS
signature on the                                   __ CORPORATE
instrument the person, or the entity upon             OFFICERS(S) ______________
behalf of which the person acted,                                   (TITLES)
executed the instrument.                           __ PARTNER(S) __ LIMITED
                                                                 __ GENERAL
                                                   __ ATTORNEY IN FACT
                                                    X TRUSTEE
WITNESS my hand and official seal.                 __ GUARDIAN/CONSERVATOR
                                                   __ OTHER:____________________
                                           DEBORAH KAE COLSCH
                                         Commission  # 1152519
                                       Notary Public - California
                                              Orange County
                                     My Comm. Expires Aug 22, 2001
   /s/   Deborah Kae Colsch
------------------------------------
         (SIGNATURE OF NOTARY)

MAIL TAX       Can Cal Resources,  Ltd., c/o Bill Fishman, Esq.
STATEMENTS TO: 1600 Broadway, Suite 2600, Denver, CO 80202-4926
                                                         SIGNER IS REPRESENTING
                                                        Person(s) or Entity(ies)
                                                        cquitaine Trust, Manager



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EXHIBIT A
---------
TO QUITCLAIM DEED
-----------------
PARCEL  l
---------

A parcel of land being a portion of the Atchison, Topeka and Santa Fe Railway Company's property lying in said Railway Company's Needles Subdivision and this parcel of land being all of that certain mining claim or premises described in a mining claim between the United States Government, Grantor, and The Atchison, Topeka and Santa Fe Railway Company, Grantee, dated April 8, 1963, and recorded in Book 5907, Page 451, on May 10, 1963 in the Office of Records of San Bernardino County, California, the above referenced parcel of land, known as the Cinder and Cinder No. 2 Placer Mining Claims, being the N1/2NW1/4, the W1/2NW1/4NE1/4 and the Nl/2SE1/4NW1/4 of Section 32, Township 8 North, Range 6 East of the San Bernardino Base and Meridian, San Bernardino County, California, EXCEPTING THEREFROM, any veins or lodes of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist prior to September 11, 1959; also,

                                    PARCEL 2
                                    --------

All that certain 60.0 foot wide road described in deed dated November 16, 1956, from Southern Pacific Land Company to The Atchison, Topeka and Santa Fe Railway Company, recorded December 24, 1956 in Book 4117 of Official Records at Page 24 of the Records of the County Recorder's Office of said County, described for reference as follows:

An easement for a private road and a pole line for telephone and power wires over a strip of land 60.0 feet wide, being all that portion of Section 29, Township 8 North, Range 6 East, San Bernardino Base and Meridian, according to the Official Plat thereof, lying between lines which are parallel with and distant 30.0 feet, as measured at right angles from and on each side of the following described centerlines:

Beginning at a point in the North line of said Section 29, distant 900.0 feet Easterly, as measured along said North line from a 1/2 inch pipe set for the Northwest corner of said Section 29; thence Southwesterly along a direct line, deflecting Southwesterly from said North line an angle of 61(degree)00', a distance of 1,435.0 feet; thence Southwesterly along a direct line, deflecting an angel of 16(degree)30' to the left from the last described course, a distance of 1,785.0 feet; thence Southeasterly along a direct line, deflecting an angle of 18(degree)30' to the left from the last described course, a distance of 450.0 feet; thence Southeasterly along a direct line, deflecting an angle of 41(degree)30' to the left from the last described course, a distance of 240.0 feet; thence Southeasterly along a direct line, deflecting an angle of 23(degree)30' to the right from the last described course, a distance of 700.0 feet; thence Southeasterly along a direct line, deflecting an angel of 18(degree)00' to the left from the last described course, a distance of 1,330.0 feet; thence Southwesterly along a direct line, deflecting an angle of 43(degree)30' to the right from the last described course, a distance of

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60.0 feet,  more or less,  to a point in the South line of said  Section 29, and there terminating. The side lines of said strip to be lengthened or shortened as the case may be so that all portions of said strip shall fall within the boundaries of said Section 29; also,

                                    PARCEL 3

All of Grantor's right, title and interest in and to the 60.0 foot wide strip lying over, under, upon through and across Sections 20 and 30, all in Township 8 North, Range 6 East of the San Bernardino Base and Meridian, for an existing access roadway to the hereinabove described PARCEL 1, as it now exists.

               SUBJECT, however, to all existing interests, including but not limited to all reservations, rights-of-way and easements of record or otherwise.

               Grantee has been allowed to make an inspection of the property and has knowledge as to the past use of the property. Based upon this inspection and knowledge, Grantee is aware of the condition of the property and GRANTEE ACKNOWLEDGES THAT GRANTEE IS PURCHASING THE PROPERTY IN AN "AS-IS WITH ALL FAULTS" BASIS WITH ANY AND ALL PATENT AND LATENT DEFECTS AND THAT GRANTEE IS NOT RELYING ON ANY REPRESENTATION OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER FROM GRANTOR AS TO ANY MATTERS CONCERNING THE PROPERTY, including the physical condition of the property and any defects thereof, the presence of any hazardous substances, wastes or contaminants in, on or under the property, the condition or existence of any of the above ground or underground structures or improvements in, on or under the property, the condition of title to the property, and the leases, easements or other agreements affecting the property. Grantee is aware of the risk that hazardous substances and contaminants may be present on the property, and indemnifies, holds harmless and hereby waives, releases and discharges forever Grantor from any and all present or future claims or demands, and any and all damages, loss, injury, liability, claims or costs, including fines, penalties and judgments, and attorney's fees, arising from or in any way related to the condition of the property or alleged presence, use, storage, generation, manufacture, transport, release, leak, spill, disposal or other handling of any hazardous substances or contaminants in, on or under the property. Losses shall include without limitation (a) the cost of any investigation, removal, remedial or other response action that is required by any Environmental Law, that is required by judicial order or by order of or agreement with any governmental authority, or that is necessary or otherwise is reasonable under the circumstances, (b) capital expenditures necessary to cause the Grantor's remaining property or the operations or business of the Grantor on its remaining property to be in compliance with the requirements of any Environmental Law, (cr Losses for injury or death of any person, and (d) Losses arising under any Environmental Law enacted after transfer. The rights of Grantor under this section shall be in addition to and not in lieu of any other rights or remedies to which it may be entitled under this document or otherwise. This indemnity specifically includes the obligation of Grantee to remove, close,

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remediate,  reimburse  or  take  other  actions  requested  or  required  by any governmental agency concerning any hazardous substances or contaminants on the property.

               The term  "Environmental  Law" means any federal,  state or local statute, regulation, code, rule, ordinance, order, judgment, decree, injunction or common law pertaining in any way to the protection of human health or the environment, including without limitation, the Resource Conservation and
Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, and any similar or comparable state or local law.

               The term "Hazardous Substance" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and includes without limitation petroleum oil and any of its fractions.


                                       184